NATIONWIDE MUTUAL FUNDS
Nationwide Loomis Core Bond Fund

Supplement dated January 21, 2025
to the Summary Prospectus dated February 28, 2024 (as revised November 27, 2024)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table under the heading “Summary Prospectus February 28, 2024 (as revised November 27, 2024) – Class/Ticker” on page 1 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Class/Ticker A NWJGX R6 NWJIX Institutional Service Class NWJJX Eagle Class NWAZX

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE